                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                                CPB INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                                    CPB INC.
                             220 SOUTH KING STREET
                             HONOLULU, HAWAII 96813
                                 (808) 544-0500

                                                                  March 22, 2000

Dear Shareholder:

    On behalf of the Board of Directors, I cordially invite you to attend the 2000 Annual Meeting of Shareholders of CPB Inc. The Annual Meeting will be held on Tuesday, April 25, 2000, at 10:00 a.m., Hawaii time, on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii.

    The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe matters to be acted upon at the Annual Meeting. We ask that all shareholders read these documents and sign and return the enclosed Proxy Card in the enclosed postage-paid envelope to ensure that your shares are voted accordingly. Shareholders who attend the meeting may withdraw their proxy and vote in person if they wish to do so.

    We appreciate your continued interest in CPB Inc. and are confident that, as in the past, you will continue to vote your shares.

                                          Sincerely,

                                          /s/ Joichi Saito

                                          Joichi Saito
                                          CHAIRMAN OF THE BOARD AND CHIEF
                                          EXECUTIVE OFFICER

      PRELIMINARY COPY. INTENDED DATE OF DEFINITIVE PROXY: MARCH 22, 2000

                                     [LOGO]

                                    CPB INC.
                             220 SOUTH KING STREET
                             HONOLULU, HAWAII 96813
                                 (808) 544-0500

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 25, 2000

                            ------------------------

TO THE SHAREHOLDERS OF CPB INC.:

    NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of
CPB Inc. (the "Company") will be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 25, 2000, at 10:00 a.m., Hawaii time, for the purpose of considering and voting upon the following matters:

    1. ELECTION OF DIRECTORS. To elect three persons to the Board of Directors for a term of three years and to serve until their successors are elected and qualified, as more fully described in the accompanying Proxy Statement.

    2. AMENDMENT TO RESTATED ARTICLES OF INCORPORATION. To approve an amendment to the Restated Articles of Incorporation of the Company to clarify the authority of the Board of Directors to provide for the issuance of shares of preferred stock previously authorized by the shareholders of the Company in one or more series and fix the rights, preferences and privileges of each series of preferred stock of the Company.

    3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

    4. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

    Only those shareholders of record at the close of business on February 29, 2000 shall be entitled to notice of and to vote at the Meeting.

    SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

                                          By order of the Board of Directors,

                                          /s/ Austin Y. Imamura

                                          AUSTIN Y. IMAMURA
                                          VICE PRESIDENT AND SECRETARY

Dated: March 22, 2000

      PRELIMINARY COPY. INTENDED DATE OF DEFINITIVE PROXY: MARCH 22, 2000

                                    CPB INC.
                             220 SOUTH KING STREET
                             HONOLULU, HAWAII 96813
                                 (808) 544-0500

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2000

                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies ("Proxies") by the Board of Directors of CPB Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 25, 2000, at 10:00 a.m., Hawaii time, and at any and all adjournments thereof. This Proxy Statement and accompanying Notice will be mailed to shareholders on or about March 22, 2000.

MATTERS TO BE CONSIDERED

    The matters to be considered and voted upon at the Meeting will be:

    1. ELECTION OF DIRECTORS. To elect three persons to the Board of Directors for a term of three years and to serve until their successors are elected and qualified.

    2. AMENDMENT TO RESTATED ARTICLES OF INCORPORATION. To approve an amendment to the Restated Articles of Incorporation of the Company to clarify the authority of the Board of Directors to provide for the issuance of shares of preferred stock previously authorized by the shareholders of the Company in one or more series and fix the rights, preferences and privileges of each series of preferred stock of the Company.

    3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

    4. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

VOTING AND REVOCABILITY OF PROXIES

    A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote in person thereat. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. If no instructions are specified with respect to matters to be acted upon, the shares represented by the Proxy will be voted "FOR" the election of all nominees as directors, "FOR" approval of the amendment to Restated Articles of Incorporation and "FOR" ratification of the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2000. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting. If any other matters are presented properly at the Meeting, however, the Proxy will be voted by the Proxy Holders in accordance with the recommendations of the Board of Directors.

    If you hold your shares of common stock, no par value ("Common Stock"), in "street name" and you fail to instruct your broker or nominee as to how to vote your Common Stock, your broker or nominee may, in its discretion, vote your Common Stock "FOR" the election of the Board of Directors' nominees, "FOR" approval of the amendment to Restated Articles of Incorporation and "FOR" the proposal to ratify the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

COSTS OF SOLICITATION OF PROXIES

    This solicitation of Proxies is made on behalf of the Board of Directors of the Company (the "Board") and the Company will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in this solicitation of Proxies also will be borne by the Company. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company or its subsidiary, Central Pacific Bank (the "Bank"), may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with the Company in connection with the solicitation of Proxies.

OUTSTANDING SECURITIES AND VOTING RIGHTS

    The close of business on February 29, 2000 has been fixed as the record date ("Record Date") for the determination of the shareholders of the Company entitled to notice of and to vote at the Meeting. There were 9,236,657 shares of Common Stock issued and outstanding on the Record Date. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the purposes of conducting business.

    Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively, provided that not less than forty-eight hours prior to the time fixed for the Meeting, a written request for such cumulative vote has been delivered to the Secretary of the Company. If a shareholder has given such request, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares of Common Stock owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. Nominees receiving the highest number of votes on the foregoing basis up to the total number of directors to be elected will be elected directors. Accordingly, abstentions from voting or votes withheld from the election of directors will have no effect in an uncontested election. Discretionary authority to cumulate is hereby solicited by the Board of Directors and return of the Proxy shall grant such authority.

    The proposal to amend the Restated Articles of Incorporation requires the affirmative vote of at least two-thirds ( 2/3) of the Company's outstanding Common Stock having voting power. Accordingly, an abstention from voting on the proposal to amend the Restated Articles of Incorporation will have the effect of a vote "AGAINST" the proposal.

    The proposal to ratify the appointment of KPMG LLP as the Company's independent accountants requires the affirmative vote of shareholders holding not less than a majority of the shares of the Company's Common Stock represented and entitled to vote at the Meeting. Accordingly, an abstention from voting on the proposal to ratify the appointment of KPMG LLP will have the effect of a vote "AGAINST" the proposal.

PRINCIPAL SHAREHOLDERS

    As of February 29, 2000, the following were the only persons known to management of the Company to beneficially own more than five percent of the Company's outstanding Common Stock.

                                                                                AMOUNT AND NATURE OF       PERCENT OF
TITLE OF CLASS                  NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP         CLASS
--------------              ---------------------------------------------       --------------------       ----------
 Common                     The Committee of the Central                              1,040,411(1)            11.26%
                            Pacific Bank Employee Stock
                            Ownership Plan
                            220 South King Street
                            Honolulu, Hawaii 96813

 Common                     The Sumitomo Bank, Limited                                1,020,132(2)            10.99%(3)
                            6-5 Kitahama 4-Chome
                            Chuo-Ku
                            Osaka, Japan

 Common                     Private Capital Management                                  611,262                6.62%
                            3003 9th Street North
                            Naples, Florida 34103

 Common                     State of Wisconsin Investment Board                         470,000                5.09%
                            P.O. Box 7842
                            Madison, Wisconsin 53707

------------------------

(1) Under the terms of the Employee Stock Ownership Plan of Central Pacific Bank ("ESOP"), shares of the Common Stock of the Company are held in trust by Central Pacific Bank, the trustee under the ESOP Trust ("Trustee"), for the exclusive benefit of the participants. The Trustee is the recordholder of the Common Stock held by the ESOP; however, the Committee of the ESOP (the "ESOP Committee"), which consists of five members, gives the Trustee investment instructions with respect to all of the ESOP assets and voting instructions with respect to those shares held by the ESOP for which the voting rights have not passed through to participants. At February 29, 2000, all of the shares of Common Stock held by the ESOP had been allocated to the accounts of participants. Although the members of the ESOP Committee share among themselves as committee members dispositive power, subject to the terms of the ESOP, over all of the shares held by the ESOP and, therefore, pursuant to the applicable regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended, are technically the beneficial owners of such shares, the actual beneficial owners are the employees who participate in the ESOP. The members of the ESOP Committee, therefore, disclaim beneficial ownership of such shares held in trust which are otherwise attributable to them by virtue of serving on such ESOP Committee.

(2) Includes 46,219 additional shares which may be issued pursuant to the exercise of warrants granted pursuant to a Share Purchase Agreement between the Company and The Sumitomo Bank, Limited ("Sumitomo") and based upon the exercise of stock options by participants of the 1986 and 1997 Stock Option Plans. See "ELECTION OF DIRECTORS--Certain Transactions."

(3) This percentage is computed as if the 46,219 shares described in footnote 2 were outstanding. However, the 46,219 shares are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person.

                             ELECTION OF DIRECTORS

    Under the Company's Restated Articles of Incorporation ("Articles") and Bylaws, which provide for a "classified" Board, three directors (out of a present total of nine) are to be elected at the Meeting to serve three-year terms expiring at the Year 2003 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The Company's Bylaws currently provide for nine directors, three each serving as Class I, Class II and Class III directors. Nominees for the election at the Meeting will serve as Class III directors. Messrs. Paul Devens and Stanley W. Hong and Dr. Clayton K. Honbo, who are currently serving as Class III directors, are the nominees.

    All nominees have indicated their willingness to serve and unless otherwise instructed, Proxies will be voted for all of the nominees. However, in the event that any of them should be unable to serve, the Proxy Holders named on the enclosed Proxy Card will vote in their discretion for such persons as the Board of Directors may recommend.

    There are no family relationships among directors or executive officers of the Company, and, except as set forth below, as of the date hereof, no directorships are held by any director with a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of
Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Mr. Stanley W. Hong, a director of the Company, serves as director of the following companies: First Insurance Company of Hawaii, Ltd., Hawaiian Tax Free Trust, Pacific Capital Funds, Kerr Pacific Corporation and Lanihau Management Corporation.

    The following table sets forth certain information, as of February 29, 2000, with respect to each of the directors, nominees and Named Executives (as defined below), as well as all directors and executive officers, as a group:

                                                                                                COMMON STOCK
                                                                           FIRST YEAR           BENEFICIALLY
                                                                           ELECTED OR             OWNED ON
                                                                          APPOINTED AS      FEBRUARY 29, 2000(2)
                                                                           OFFICER OR      ----------------------
                                    PRINCIPAL OCCUPATION                   DIRECTOR OF                 PERCENT OF     TERM
NAME                               FOR THE PAST FIVE YEARS      AGE      THE COMPANY(1)     NUMBER      CLASS(3)    EXPIRES
----                             ---------------------------  --------   ---------------   ---------   ----------   --------
NOMINEES (CLASS III DIRECTORS)

DEVENS, Paul                     Vice Chairman of the Board      68           1980            7,442(4)       *        2000
(Class III Director, Nominee)    of Company; Attorney at
                                 Law; Of Counsel
                                 (1994-present), Devens,
                                 Nakano, Saito, Lee, Wong &
                                 Ching

HONBO, Clayton K., M.D.          Retired; Doctor of              61           1999          180,498(5)    1.94%       2000
(Class III Director, Nominee)    Obstetrics and Gynecology
                                 (1977-1999)

HONG, Stanley W.                 President and Chief             63           1993            3,400(6)       *        2000
(Class III Director, Nominee)    Executive Officer, The
                                 Chamber of Commerce of
                                 Hawaii (1996-present);
                                 Consultant to HRT, Ltd.
                                 (1994-1996)

CLASS I DIRECTORS

HIROTA, Dennis I., Ph.D.         President, Sam O. Hirota,       59           1980            8,200(8)       *        2001
(Class I Director)               Inc.--Engineering and
                                 Surveying (1986-present);
                                 Registered Professional
                                 Engineer and Licensed
                                 Professional Land
                                 Surveyor(7)

                                                                                                COMMON STOCK
                                                                           FIRST YEAR           BENEFICIALLY
                                                                           ELECTED OR             OWNED ON
                                                                          APPOINTED AS      FEBRUARY 29, 2000(2)
                                                                           OFFICER OR      ----------------------
                                    PRINCIPAL OCCUPATION                   DIRECTOR OF                 PERCENT OF     TERM
NAME                               FOR THE PAST FIVE YEARS      AGE      THE COMPANY(1)     NUMBER      CLASS(3)    EXPIRES
----                             ---------------------------  --------   ---------------   ---------   ----------   --------
HOTTA, Kensuke                   Deputy President, The           61           1999                0(9)       *        2001
(Class I Director)               Sumitomo Bank, Limited
                                 (1997-present); Senior
                                 Managing Director,
                                 International Banking
                                 Group, The Sumitomo Bank,
                                 Limited (1993-1997)

SAITO, Joichi                    Chairman of the Board and       64           1989           38,282(11)       *       2001
(Class I Director)               Chief Executive Officer of
                                 Company (1996-present);
                                 President of Company
                                 (1992-1995); Chairman of
                                 the Board and Chief
                                 Executive Officer of Bank
                                 (1996-present); President
                                 and Chief Operating Officer
                                 of Bank (1989-1995)(7)(10)

CLASS II DIRECTORS

GUILD, Alice F.                  Executive Director, Iolani      65           1980            5,112(12)       *       2002
(Class II Director)              Palace (1998-present)

NAGAMINE, Daniel M.              President, Flamingo             58           1983           11,260(13)       *       2002
(Class II Director)              Enterprises, Inc.
                                 (1985-present); General
                                 Partner, Flamingo Pearl
                                 City, a limited partnership
                                 (1998-present); General
                                 Partner, Flamingo Downtown,
                                 a limited partnership
                                 (1981-1994); Certified
                                 Public Accountant

SHIBUYA, Naoaki                  President of Company            58           1995           18,588(15)       *       2002
(Class II Director)              (1996-present); Executive
                                 Vice President of Company
                                 (1993-1995); President and
                                 Chief Operating Officer of
                                 Bank (1996-present);
                                 Executive Vice President of
                                 Bank (1993-1995)(7)(14)

EXECUTIVE OFFICERS

IMAMURA, Austin Y.               Vice President and              53           1991           14,097(16)       *        N/A
                                 Secretary of Company
                                 (1991-present); Executive
                                 Vice President and
                                 Secretary of Bank
                                 (1991-present)

KANDA, Neal K.                   Vice President and              51           1991           19,455(17)       *        N/A
                                 Treasurer of Company
                                 (1991-present); Executive
                                 Vice President of Bank
                                 (1996-present); Executive
                                 Vice President and
                                 Controller of Bank
                                 (1993-1996)

                                                                                                COMMON STOCK
                                                                           FIRST YEAR           BENEFICIALLY
                                                                           ELECTED OR             OWNED ON
                                                                          APPOINTED AS      FEBRUARY 29, 2000(2)
                                                                           OFFICER OR      ----------------------
                                    PRINCIPAL OCCUPATION                   DIRECTOR OF                 PERCENT OF     TERM
NAME                               FOR THE PAST FIVE YEARS      AGE      THE COMPANY(1)     NUMBER      CLASS(3)    EXPIRES
----                             ---------------------------  --------   ---------------   ---------   ----------   --------
All Directors and Executive                                                                 306,334(18)    3.29%
Officers, as a Group
(11 persons)

------------------------------
   * Less than 1%.

 (1) All directors of the Company are also directors of the Bank. Dates prior to the formation of the Company in 1982 indicate the year first appointed director of the Bank. Dr. Hirota, Mrs. Guild and Messrs. Devens and Nagamine commenced service as directors of the Company on February 1, 1982, the date of formation of the Company. Dr. Hirota, Mrs. Guild and Mr. Nagamine served as directors of the Company until April 23, 1985 when the Company's shareholders adopted a classified Board and reduced the number of directors to nine. However, Dr. Hirota, Mrs. Guild and Mr. Nagamine continued to serve on the Bank's Board until they were reelected to the Company's Board in 1986, 1990, and 1990, respectively.
     Mr. Hotta was a director of the Company and the Bank from 1993 to 1996 and has been a director of the Company and the Bank continuously since 1999. Mr. Hong has been a director of the Bank since 1985. Dr. Honbo has been a director of the Bank since 1986. Mr. Saito has been a director of the Bank since 1988. Mr. Shibuya has been a director of the Bank since 1994.

 (2) Except as otherwise noted below, each person has sole voting and investment powers with respect to the shares listed.

 (3) In computing the percentage of shares beneficially owned, the number of shares which the person (or group) has a right to acquire within 60 days after February 29, 2000 are deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by that person (or group) but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

 (4) Includes 2 shares held by Devens, Nakano, Saito, Lee, Wong & Ching, a partnership for which Mr. Devens is of counsel, and 3,000 shares which Mr. Devens has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

 (5) Includes 175,366 shares for which Dr. Honbo has shared voting and investment powers with his wife, Lynette Honbo and 3,000 shares which Dr. Honbo has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

 (6) Includes 400 shares for which Mr. Hong has shared voting and investment powers with his wife, Karen Ho Hong and 3,000 shares which Mr. Hong has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

 (7) Messrs. Saito and Shibuya, and Dr. Hirota are also directors of CPB Properties, Inc., a wholly-owned subsidiary of the Bank.

 (8) Includes 1,760 shares for which Dr. Hirota has shared voting and investment powers with his wife, Kathryn Hirota and 3,000 shares which Dr. Hirota has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

 (9) Does not include 973,913 shares held by Sumitomo, of which Mr. Hotta is a Deputy President, or 46,219 shares which Sumitomo has the right to acquire by the exercise of warrants. With respect to shares described in the preceding sentence, Mr. Hotta disclaims any beneficial ownership.

 (10) Mr. Saito was formerly an officer of Sumitomo, from which he is now retired.

 (11) Includes 7,000 shares for which Mr. Saito has shared voting and investment powers with his wife, Yoko Saito, and 15,922 shares allocated to Mr. Saito's account under the Bank's ESOP.

 (12) Includes 3,000 shares which Mrs. Guild has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

 (13) Includes 8,260 shares for which Mr. Nagamine has shared voting and investment powers with his wife, Maxine Nagamine and 3,000 shares which Mr. Nagamine has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

 (14) Mr. Shibuya is on indefinite leave of absence from Sumitomo.

 (15) Includes 400 shares for which Mr. Shibuya has shared voting and investment powers with his wife, Tsuneko Shibuya, 15,200 shares which Mr. Shibuya has the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 Stock Option Plan and 2,988 shares allocated to
      Mr. Shibuya's account under the Bank's ESOP.

 (16) Includes 14,097 shares allocated to Mr. Imamura's account under the Bank's ESOP.

 (17) Includes 12,600 shares which Mr. Kanda has the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 Stock Option Plan and 6,455 shares allocated to Mr. Kanda's account under the Bank's ESOP.

 (18) Includes 193,188 shares for which certain directors and officers have shared voting and investment powers, 45,800 shares which members of the group have the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 and 1997 Stock Option Plans and 39,462 shares allocated to the accounts of executive officers under the Bank's ESOP.

THE BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors of the Company has various standing committees, including an Executive Committee, a Nominating Committee, an Audit Committee and a Compensation & 1997 Stock Option Plan Committee (the "Compensation Committee").

    The Executive Committee, which held no meetings during 1999, is chaired by Mr. Devens, and Messrs. Nagamine, Saito and Shibuya and Dr. Hirota are members. The purpose of the Executive Committee is, among other things, to manage the business affairs of the Company while not in conflict with specific directives that may be given by the Board of Directors.

    The Nominating Committee held one meeting during 1999. The committee is chaired by Mr. Nagamine, and Mrs. Guild, Dr. Honbo, and Messrs. Saito and Shibuya are members. It is responsible for recommending nominees for directors of the Company. It will consider nominees for election at the 2001 Annual Meeting of Shareholders recommended by shareholders if such recommendations are received in writing prior to December 15, 2000. Shareholder recommendations should be addressed to the Company's Secretary, P.O. Box 3590, Honolulu, Hawaii 96811.

    The Audit Committee held one meeting during 1999. The committee is chaired by Mrs. Guild, and Mr. Hong and Dr. Honbo are members. The primary functions of the Audit Committee are to review various financial and audit reports and to make recommendations concerning the appointment of independent accountants.

    The Compensation Committee held two meetings during 1999. The committee is chaired by Mr. Hong, and Messrs. Devens and Nagamine are members. The Compensation Committee's primary functions include determining individuals to whom options will be granted and their terms, approving recommendations related to employee compensation and benefit programs, and determining the Chief Executive Officer's compensation.

    During the fiscal year ended December 31, 1999, the Board of Directors of the Company held a total of five meetings. All of the persons who were directors of the Company during 1999 attended at least 75% of the aggregate of (1) the total number of such Board meetings and (2) the total number of meetings held by all committees of the Board on which they served during the year, except for Mr. Hotta.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    EXECUTIVE COMPENSATION

    SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the three other executive officers of the Company (determined as of the end of the last fiscal year) whose annual salary and bonus exceeded $100,000 in 1999 (the "Named Executives") for each of the fiscal years ended December 31, 1999, 1998 and 1997:

                           SUMMARY COMPENSATION TABLE

                                                                   ANNUAL COMPENSATION
                                                                   -------------------    ALL OTHER
NAME AND PRINCIPAL POSITION                               YEAR      SALARY     BONUS     COMPENSATION
---------------------------                             --------   --------   --------   ------------
Joichi Saito .........................................    1999     $370,016   $33,908       $23,154(1)
Chairman of the Board and Chief Executive Officer         1998      338,344        --        22,827(2)
                                                          1997      310,000    25,988        20,020(3)

Naoaki Shibuya .......................................    1999      258,344    23,646        21,904(4)
President                                                 1998      235,011        --        22,678(5)
                                                          1997      210,000    17,738        23,317(6)

Austin Y. Imamura ....................................    1999      198,000    21,025        21,822(7)
Vice President and Secretary                              1998      186,667        --        21,635(8)
                                                          1997      176,667    14,850        22,069(9)

Neal K. Kanda ........................................    1999      168,000    20,348        21,657(10)
Vice President and Treasurer                              1998      156,667        --        20,849(11)
                                                          1997      144,000    12,375        19,976(12)

------------------------

 (1) Includes contributions to the Bank's Cash or Deferred Arrangement ("CODA")/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Saito of $7,270, $10,811, $1,873 and $3,200, respectively.

 (2) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Saito of $6,541, $10,597, $1,606 and $4,084, respectively.

 (3) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Saito of $7,507, $11,146 and $1,367, respectively.

 (4) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Banks ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Shibuya of $7,270, $10,811, $623 and $3,200, respectively.

 (5) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Shibuya of $6,541, $10,597, $540 and $5,000, respectively.

 (6) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Shibuya of $7,507, $11,146, $464 and $4,200, respectively.

 (7) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Imamura of $7,270, $10,811, $540 and $3,200, respectively.

 (8) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Imamura of $6,541, $10,597, $467 and $4,030 respectively.

 (9) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Imamura of $7,507, $11,146, $437 and $2,979, respectively.

 (10) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $7,270, $10,811, $375 and $3,200, respectively.

 (11) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $6,541, $10,597, $330 and $3,381, respectively.

 (12) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $6,756, $10,032, $308 and $2,880, respectively.

    OPTION GRANTS

    No options or stock appreciation rights were granted during 1999 to the Named Executives.

    OPTION EXERCISES AND HOLDINGS

    The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1999 and unexercised options held by the Named Executives as of December 31, 1999:

                     AGGREGATED OPTION(1) EXERCISES IN 1999
                           AND YEAR-END OPTION VALUES

                                                                                                 VALUE OF UNEXERCISED
                                                                   NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS(2)
                                     SHARES                         OPTIONS AT 12/31/99               AT 12/31/99
                                  ACQUIRED ON       VALUE       ---------------------------   ---------------------------
NAME                              EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                              ------------   ------------   -----------   -------------   -----------   -------------
SAITO, Joichi...................           --        N/A              --             --               --            --
SHIBUYA, Naoaki.................           --        N/A          15,200          3,800         $234,992       $58,748
IMAMURA, Austin Y...............           --        N/A              --             --               --            --
KANDA, Neal K...................           --        N/A          12,600             --          198,765            --

------------------------

(1) The Company has no compensation plans pursuant to which stock appreciation rights may be granted.

(2) The value of unexercised "in-the-money" options is the difference between the market price of the Common Stock on December 31, 1999 ($28.50 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

    DEFINED BENEFIT PENSION PLAN

    The table below shows estimated annual retirement benefits at age 65 for various levels of executive compensation and service under the Bank's Defined Benefit Pension Plan.

                               PENSION PLAN TABLE

  ANNUALIZED FINAL                        YEARS OF SERVICE
       AVERAGE          ----------------------------------------------------
    COMPENSATION        15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS
---------------------   --------   --------   --------   --------   --------
      $ 50,000          $ 5,625    $ 7,500    $ 9,375    $ 11,250   $ 13,125
       100,000           11,250     15,000     18,750      22,500     26,250
       150,000           16,875     22,500     28,125      33,750     39,375
       200,000           22,500     30,000     37,500      45,000     52,500
       250,000           28,125     37,500     46,875      56,250     65,625
       300,000           33,750     45,000     56,250      67,500     78,750
       350,000           39,375     52,500     65,625      78,750     91,875
       400,000           45,000     60,000     75,000      90,000    105,000
       450,000           50,625     67,500     84,375     101,250    118,125
       500,000           56,250     75,000     93,750     112,500    131,250

    Under the Defined Benefit Pension Plan, benefits are based upon the employee's years of service and highest average annual salary in a 60-consecutive-month period of service, excluding the period between June 30, 1986 and January 1, 1991, when the Defined Benefit Pension Plan was curtailed. Benefits based on the highest average annual salary in a 60-consecutive-month period of service in excess of the qualified plans maximum compensation limit of $160,000 for 1999 would be payable to eligible employees pursuant to the Supplemental Executive Retirement Plan. The credited years of service as of December 31, 1999 for Messrs. Saito, Shibuya, Imamura and Kanda are 12, 6, 14 and 10, respectively.

    COMPENSATION OF DIRECTORS

    The Company and the Bank each has a policy of paying fees to directors for their attendance at board meetings and committee meetings. The Company and the Bank pay each of their non-employee directors $800 per board meeting attended and $600 per board committee meeting attended. In addition, the Company pays $4,000 annually to each non-employee director, and the Bank pays $10,000 annually to each non-employee director. CPB Properties, Inc. pays each of its non-employee directors $600 per board meeting attended.

    Non-employee directors of the Company and the Bank are also eligible to participate in the Company's 1997 Stock Option Plan (the "1997 Plan"). During 1997, non-employee directors received grants of stock options to purchase, in the aggregate, 147,000 shares of Common Stock at an exercise price of $17.875 per share. Options vest at a rate of 1,500 shares per year until the earlier of the director's retirement at age 70 or 10 years from the date of grant.

    REPORT OF THE COMPENSATION COMMITTEE TO SHAREHOLDERS

    The Compensation Committee reviews and recommends to the Board of Directors the terms of employment agreements and compensation plans for executives, reviews and adopts (subject to ratification by the entire Board of Directors) the terms of the Company's stock option plans and other performance-based compensation plans for employees of the Company, determines eligibility to participate in and grants of awards to employees under the Company's stock option plans and performance-based compensation plans and otherwise performs functions related to the administration of the Company's stock option plans and performance-based compensation plans. The Compensation Committee is chaired by Mr. Hong, and Messrs. Devens and Nagamine are members. Each member of the Compensation Committee is a non-employee director of the Company and/or the Bank.

    Set forth below is a report of the Compensation Committee addressing the Company's compensation policies for 1999 applicable to the Company's executives, including the Named Executives.

    THE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Company's compensation programs reflect the philosophy that executive compensation levels should be linked to Company performance, yet be competitive and consistent with that provided to others holding positions of similar responsibility in the banking and financial services industry. The Company's compensation plans are designed to assist the Company in attracting and retaining qualified employees critical to the Company's long-term success, while enhancing employees' incentives to perform to their fullest abilities to increase profitability and maximize shareholder value. With the exception of the Annual Executive Incentive Plan (the "Annual Incentive Plan") and the Supplemental Executive Retirement Plan (the "SERP"), the Company's compensation plans are generally available to all employees, subject to certain hours and years of service requirements. In addition, the Board of Directors has the authority to grant discretionary awards to individual employees where it deems appropriate.

    SALARY COMPENSATION

    The Company pays cash salaries to its executive officers which are competitive with salaries paid to executives of other companies in the banking and financial services industry based upon the individual's experience, performance and responsibilities and past and potential contribution to the Company. In determining the market rate, the Company obtains information regarding executive salary levels for other companies in the banking and financial services industry, especially among the larger Hawaii banks. The relative asset size and profitability levels of these institutions are also considered. On April 27, 1999, the Company's Board of Directors approved the compensation for all executive officers for the ensuing year, effective May 1, 1999.

    In recommending the increase in compensation for the Company's Chief Executive Officer, the Compensation Committee considered salary level relative to competitors, the Company's financial performance relative to the previous year, and the relative increases in salaries received by other officers of the Company. Each of these factors was weighted relatively equally. Although net charge-offs in 1998 increased to 0.53% of average loans compared to 0.36% in 1997, the level of nonperforming assets, loans delinquent for 90 days or more and restructured loans still accruing interest as a percentage of year-end loans decreased to 1.76% at year-end 1998 from 3.36% at year-end 1997. Net income in 1998 increased by 0.7% over 1997, while return on assets decreased to 1.00% from 1.04% in the previous year. Total assets increased by 4.8% in 1998, compared with a 6.7% increase in 1997. In assessing the Company's performance, the Compensation Committee also took into account economic conditions in Hawaii. In addition, the other Named Executives also received salary increases.

    INCENTIVE COMPENSATION

    During 1999, the Bank had three programs whereby compensation for the Named Executives was directly linked to the Company's performance: the Profit Sharing Plan, the ESOP and the Annual Incentive Plan.

    PROFIT SHARING PLAN AND ESOP. The Bank makes annual contributions (the "Plan Contribution") to the Profit Sharing Plan and ESOP (collectively, the "Plans") as determined by the Bank's Board of Directors depending on the profitability of the Bank during the year, subject to certain limitations on contributions under the Internal Revenue Code and the Plans.

    The assets of the Plans are held in trust for the exclusive benefit of the participants. Employees with not less than one year of service with the Bank are eligible to participate in the Plans. The portion of the

Plan Contribution contributed to each Plan is allocated among the participating employees, including the Named Executives, in the proportion which each participant's compensation for the fiscal year bears to the total compensation for all participating employees for such year. Benefits vest at a rate of 20% per year and participants receive a distribution of vested amounts allocated to their accounts only upon retirement or termination of employment with the Bank.

    The Bank's Board of Directors makes its determination of the amount of the Plan Contribution based upon management's recommendation at the end of the fiscal year. For 1999, the Plan Contribution equaled 10% of the pre-tax income of the Bank and CPB Properties, Inc. (excluding the effect of the Plan Contribution expense), less the amount of cash dividends paid by the Bank during the fiscal year. The Plan Contribution is allocated between the Profit Sharing Plan and the ESOP by the Bank's Board of Directors in its discretion based upon management's recommendation. In determining the allocation of the Plan Contribution, the Bank's Board of Directors considers the countervailing concerns of investment diversification through the Profit Sharing Plan and employee Common Stock ownership through the ESOP. In 1994, the Bank's Board of Directors approved the Cash or Deferred Arrangement ("CODA") program which allows each employee who is a participant in the Profit Sharing Plan to elect to receive one-half of the current year's profit sharing contribution in cash with the other half being allocated to such employee's account under the Profit Sharing Plan. Elections not made would be deferred into that employee's 401(k) Plan account. For 1999, approximately 40% of the Plan Contribution was allocated to the Profit Sharing Plan and 60% to the ESOP. In 1999, the Bank contributed $853,000 to the CODA and Profit Sharing Plan and $1,280,000 to the ESOP, which equaled 4.5% and 6.7%, respectively, of total compensation paid to all participating employees for the year.

    ANNUAL INCENTIVE PLAN. The Annual Incentive Plan was adopted by the Bank's Board of Directors for the 1999 fiscal year. Full-time employees of the Company or its subsidiaries who have been granted the title of senior vice president or above prior to October 1, 1999, were eligible to participate in the Annual Incentive Plan. In addition, a participant must receive a performance appraisal rating of "accomplished" or above during the calendar year to be considered eligible for an award. During 1999, ten executives, including each of the Named Executives, were eligible to participate in the Annual Incentive Plan.

    Subject to review by the Bank's Board of Directors, participants were eligible to receive a cash bonus under the Annual Incentive Plan, provided certain corporate objectives for financial performance, as measured by the Company's return on equity, return on assets and the efficiency ratio are met. Based on the corporate objectives set for 1999, participants were eligible to receive cash bonuses. After assessing the Company's 1999 financial performance, the Bank's Board of Directors, upon management's recommendation, awarded cash bonuses to the Named Executives in the amounts noted for 1999 in the "Summary Compensation Table."

    STOCK-BASED COMPENSATION

    The Company also believes that stock ownership by employees, including the Named Executives, provides valuable long-term incentives for such persons who will benefit as the Common Stock price increases and that stock-based performance compensation arrangements are beneficial in aligning employees' and shareholders' interests. To facilitate these objectives, the Company adopted the 1997 Plan.

    1997 PLAN. The 1997 Plan was adopted in 1997 to replace the 1986 Stock Option Plan which expired on November 7, 1996. The 1997 Plan is administered by the Compensation Committee. The 1997 Plan provides for stock options to be granted to key employees, generally at a level of vice president and above, including the Named Executives, and to non-employee directors of the Company and the Bank. However, no stock options were granted to the Named Executives during 1999.

    OTHER COMPENSATION

    The Company's executives are eligible to participate in the Bank's Defined Benefit Pension Plan (the "Pension Plan"), the SERP and the Split Dollar Life Insurance Plan (the "Insurance Plan"). The Pension Plan is a qualified defined benefit plan which provides for monthly annuity payments upon retirement. Benefits are based upon the employee's years of service and highest average annualized compensation in a 60-consecutive-month period of employment. In 1995, the maximum annual compensation allowable for determining benefits payable under the Pension Plan was reduced to $150,000, subject to future adjustments based on increases in the cost of living. The reduction had the effect of decreasing the benefits payable under the Pension Plan to the Company's executive officers whose annualized compensation was likely to exceed $150,000. See "ELECTION OF DIRECTORS--Compensation of Directors and Executive Officers--Executive Compensation--Defined Benefit Pension Plan."

    The SERP was adopted by the Board of Directors effective January 1, 1995 as a means of supplementing the benefits provided under the Pension Plan in light of the recently imposed salary limitations. Under the Insurance Plan, the Bank provides life insurance coverage for certain senior officers, including the Named Executives. The Split Dollar Agreements provide death benefits of approximately two times the officers' normal annual salary during employment and an amount approximating the officers' final normal annual salary upon retirement.

    The Named Executives also participate in the Company's broad-based employee benefit plans, such as the 401(k) Plan, medical, supplemental disability and term life insurance.

Dated: March 22, 2000                   THE COMPENSATION COMMITTEE

                                        STANLEY W. HONG, CHAIR
                                        PAUL DEVENS
                                        DANIEL M. NAGAMINE

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Some of the directors and executive officers of the Company and the Bank and the companies with which they are associated were customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 1999, and the Bank expects to conduct similar banking transactions in the future. All such loans and commitments were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness, and in the opinion of management of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.

    Paul Devens, a director of the Company and a member of the Bank's Compensation Committee, is of counsel to the law firm of Devens, Nakano, Saito, Lee, Wong & Ching. The Company and the Bank retained the legal services of Mr. Devens' law firm during 1999. Management is of the opinion that the fees paid to Mr. Devens' law firm are comparable to those fees that would have been paid for comparable legal services from a law firm not affiliated with the Company or the Bank. It is anticipated that Mr. Devens' law firm will perform certain legal services for the Company and the Bank during 2000.

    PERFORMANCE GRAPH

    The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the Nasdaq market index and (ii) the cumulative total return of banks and bank holding companies listed on Nasdaq over the period from December 31, 1994 through December 31, 1999. The graph assumes an initial investment of $100 at the end of 1994 and reinvestment of dividends during the ensuing five-year period. The graph is not necessarily indicative of future price performance.

    THE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      CPB INC.  NASDAQ US  NASDAQ BANKS
1994       100        100           100
1995       127        141           149
1996       122        174           197
1997       173        213           329
1998       152        300           327
1999       253        542           314

    CERTAIN TRANSACTIONS

    On December 16, 1986, the shareholders of the Company ratified an agreement ("Share Purchase Agreement") dated November 20, 1986 between the Company and Sumitomo (see "PRINCIPAL SHAREHOLDERS"), which provides that the Company will not issue or reissue shares of any class of the Company's authorized capital stock, or issue any obligations or securities convertible into shares of capital stock of the Company without first giving written notice to Sumitomo describing the securities to be sold and offering Sumitomo the opportunity to purchase an amount of securities which will allow it to maintain its then 13.734% level of ownership of the Company's capital stock. Pursuant to the Share Purchase Agreement, warrants are issued giving Sumitomo the right to purchase from the Company shares of Common Stock upon the exercise of stock options at a price equal to the fair market value of the Common Stock at the time Sumitomo exercises the warrant, contingent upon the exercise of stock options held by optionees and subject to the approval of the Federal Reserve Board.

    CKSS Associates (the "Partnership"), a limited partnership in which CPB Properties, Inc., a wholly-owned subsidiary of the Bank, is a general partner and 50% owner, entered into loan agreements with Sumitomo and the Bank for the development of office building complexes in Honolulu known as Central Pacific Plaza, part of which serves as the Company's headquarters, and Kaimuki Plaza, in which one of the Bank's branches is located. At December 31, 1999, notes payable by the Partnership totaling $8,501,000 to Sumitomo and due on June 18, 2001, were secured by a mortgage on Central Pacific Plaza. A note payable of $9,900,000 to the Bank, due on August 10, 2001, is secured by a mortgage on the leasehold interest in the Kaimuki Plaza. As part of the development of the Kaimuki Plaza, the Partnership entered into a lease agreement with CPB Properties, Inc., which owns the land, effective from January 1, 1993 to December 31, 2047. The Partnership also has a $200,000 note payable to the Bank, due on April 10, 2001, which is secured by second mortgages on the Central Pacific Plaza and Kaimuki Plaza properties. The notes payable bear interest at either a fixed rate or a variable rate based upon the London Interbank Offered Rate or the Federal Funds rate. The weighted average rate on these notes was 6.620% at December 31, 1999. Management of the Company believes that the terms of such loans are as favorable as could be negotiated with unaffiliated third parties.

                AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

    The Articles currently authorize 1,000,000 shares of preferred stock, no par value per share of which 500,000 have been designated as Junior Participating Preferred Stock, Series A (the "Series A Preferred Stock").

    In 1999, pursuant to the current Paragraph 4, Article IV of the Articles, the Board of Directors established the Series A Preferred Stock in connection with the distribution of rights pursuant to the shareholders rights plan the Board of Directors had approved. The Department of Commerce and Consumer Affairs of the state of Hawaii (the "Department of Commerce and Consumer Affairs") initially raised a question concerning the Board of Directors' authority to establish the Series A Preferred Stock. However, the Department of Commerce and Consumer Affairs ultimately agreed with the Company that the Board of Directors did have the authority to establish the Series A Preferred Stock pursuant to the current Articles and accepted for filing the Statement of Designation of Junior Participating Preferred Stock, Series A of CPB Inc.

    In order to avoid the possibility of any questions or delays relating to the establishment of additional series of preferred stock in the future, the Board of Directors has unanimously adopted and recommends the Company's shareholders consider and approve an amendment to Paragraph 4, Article IV of the Articles (the "Amendment") as set forth below. The Amendment does not change or expand the current authority or power of the Board of Directors. The Amendment merely clarifies the authority of the Board of Directors to provide for the issuance of shares of preferred stock previously authorized by the shareholders of the Company in one or more series and fix the rights, preferences and privileges of each series of preferred stock of the Company.

    If the following Amendment is adopted, the Articles will be amended to delete Paragraph 4, Article IV in its entirety and replace the same with the following:

                                   ARTICLE IV

           4. The Board of Directors is expressly authorized by resolution or resolutions from time to time adopted, to provide for the issuance of shares of preferred stock in one or more series, and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, or restrictions thereof, including (but without limiting the generality of the foregoing) the following:

           (a) The designation of such series and the number of shares which shall constitute such series;

           (b) Any provisions for dividends on shares of such series, including, without limitation, the dividend rate, the conditions upon which and the dates when such dividends shall be payable, whether dividends shall be payable on any other class or classes or of any other series of stock, and whether dividends shall be cumulative and, if so, the date or dates from which dividends shall be cumulative;

           (c) Whether shares of such series may be redeemed and, if redeemable, whether they are redeemable for cash, property or rights (including securities of the Corporation or another corporation), the time or times when shares of such series may be redeemed, the price or prices, rate or rates, and adjustments with which shares of such series may be redeemed, and the other terms and conditions upon which shares of such series may be redeemed;

           (d) The rights to which holders of shares of such series shall be entitled upon any voluntary or involuntary dissolution, liquidation, distribution of assets or winding up the Corporation;

           (e) The terms and amount of any sinking or purchase fund to be provided for the purchase, redemption or retirement of the shares of such series;

           (f) The rights, if any, of the holders of shares of such series or of the Corporation to convert such shares into or exchange such shares for shares of Common Stock or of any other series of Preferred Stock of the Corporation or any other securities of the Corporation or another corporation, and the terms and conditions of such conversion or exchange;

           (g) Whether the holders of shares of such series shall have any voting rights or no voting rights and, if such holders shall have any voting rights, the voting rights of holders of shares of such series;

           (h) The extent to which the Company may increase or decrease the number of shares of any such series (but not above the total number of authorized shares of the class or below the number of shares of such series then outstanding);

           (i) The subscription or purchase price and form of consideration for which the shares of such series shall be issued;

           (j) Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of Preferred Stock and whether such shares may be reissued as shares of the same or any other series of Preferred Stock; and

           (k) Any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with these Restated Articles of Incorporation, to the full extent in accordance with the laws of the State of Hawaii.

    The affirmative vote of the holders of at least two-thirds ( 2/3) of the Company's outstanding Common Stock having voting power will be required for passage of this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    KPMG LLP has audited the Company's consolidated financial statements since the Company's inception in 1982 and has been the independent accountants for the Bank since 1975. Accordingly, the Board of Directors has appointed KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2000 and the shareholders are being asked to ratify such appointment. Representatives of KPMG LLP will be present at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

    All services provided to the Company and the Bank by KPMG LLP were approved in advance or ratified by the Company's and Bank's Boards of Directors, and the possible effect on the independence of KPMG LLP by rendering such services was considered. All professional services rendered by KPMG LLP during 1999 were furnished at customary rates and terms.

    The affirmative vote of the holders of at least a majority of the outstanding shares of the Company's Common Stock represented and entitled to vote at the Meeting will be required for passage of this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                 OTHER BUSINESS

    The Board of Directors knows of no other business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors.

                           PROPOSALS OF SHAREHOLDERS

    The 2001 Annual Meeting of Shareholders will be held on or about April 24, 2001. Proposals of shareholders intended to be presented at the 2001 Annual Meeting must be received by the Secretary of the Company, Post Office Box 3590, Honolulu, Hawaii 96811, no later than November 22, 2000.

    In addition, in the event a shareholder proposal is not submitted to the Company prior to February 6, 2001, the proxy to be solicited by the Board of Directors for the 2001 Annual Meeting of Shareholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion, if the proposal is presented at the 2001 Annual Meeting of Shareholders, without any discussion of the proposal in the proxy statement for such meeting.

    SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS REQUIRED TO BE FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 BY WRITING TO AUSTIN Y. IMAMURA, VICE PRESIDENT AND SECRETARY, CPB INC., POST OFFICE BOX 3590, HONOLULU, HAWAII 96811.

Dated: March 22, 2000

                                          CPB INC.

                                          /s/ Joichi Saito

                                          Joichi Saito
                                          CHAIRMAN OF THE BOARD AND CHIEF
                                          EXECUTIVE OFFICER

                                  CPB INC.
                     ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD April 25, 2000

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholders of CPB Inc. (the "Company") hereby nominate, constitute and appoint Messrs. Joichi Saito, Naoski Shibuya, and Austin Y. Imamura, or any one of them, each with full power of substitution, as the lawful attorneys, agents and proxies of the undersigned, for the Annual Meeting of Shareholders of CPB Inc. (the "Annual Meeting") to be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 25, 2000 at 10:00 a.m., Hawaii time, and at any and all adjournments thereof, to represent the undersigned and to cast all votes to which the undersigned would be entitled to cast if personally present, as follows:

     THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES UNLESS AUTHORITY TO DO SO IS WITHHELD FOR ALL NOMINEES OR FOR ANY OTHER NOMINEE. UNLESS "AGAINST" OR "ABSTAIN" IS INDICATED, THIS PROXY WILL BE VOTED "FOR" AMENDMENT TO RESTATED ARTICLES OF INCORPORATION AND "FOR" APPROVAL OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

IMPORTANT: CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

                       PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                       ANNUAL MEETING OF SHAREHOLDERS
                                  CPB INC.

                               APRIL 25, 2000

Please Detach and Mail in the Envelope Provided

 /X/   Please mark your votes as in this example.

1.   ELECTION OF DIRECTORS.
Class III.  Terms will expire in 2003.

FOR ALL NOMINEES
(EXCEPT AS INDICATED TO THE CONTRARY) / /

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED / /

Nominees:  Paul Devens
           Clayton K. Honbo
           Stanley W. Hong


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

------------------------------------------------------------------------------

2. AMENDMENT TO RESTATED ARTICLES OF INCORPORATION. To approve an amendment to the Restated Articles of Incorporation of the Company to clarify the authority of the Board of Directors to provide for the issuance of shares of preferred stock previously authorized by the shareholders of the Company in one or more series and fix the rights, preferences and privileges of each series of preferred stock of the Company.

FOR  / /       AGAINST  / /           ABSTAIN  / /

3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of KPMG LLP as the Company's independent accountants for fiscal year ending December 31, 2000.

FOR  / /       AGAINST  / /           ABSTAIN  / /

4. OTHER BUSINESS. In their discretion, the Proxy Holders are authorized to transact such other business as may properly come before the meeting and any and all adjournments thereof. The Board of Directors present knows of no other business to be presented at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the election of all nominees for director, "FOR" amendment to Restated Articles of Incorporation and "FOR" ratification of the appointment of KMPG LLP as the Company's independent accountants. If any other business is properly presented at such meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors.

The undersigned herby ratifies and confirms all that said attorneys and Proxy Holders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice.

Signature _____________ Signature if held jointly__________ Date:________, 2000

NOTE: Please date this proxy and sign above as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Partnership proxies should be signed by an authorized partner. Personal representatives, executors, administrators, trustees or guardians should give their full titles.